UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): February 24, 2006

                           MONTPELIER RE HOLDINGS LTD.

             (Exact Name of Registrant as Specified in Its Charter)

            Bermuda                     001-31468                 98-0428969
(State or Other Jurisdiction of     (Commission File           (I.R.S. Employer
 Incorporation or Organization)          Number)             Identification No.)

                                Mintflower Place
                               8 Par-La-Ville Road
                                 Hamilton HM 08
                                     Bermuda

                    (Address of Principal Executive Offices)
                                   (Zip Code)

       Registrant's telephone number, including area code: (441) 296-5550

                                 Not applicable
          (Former name or former address, if changed since last report)
                               ------------------

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

     (b) On February 24, 2006, Montpelier Re Holdings Ltd. announced that John
D. Gillespie, Kamil M. Salame, and William L. Spiegel have advised the Company of their intention to resign as members of the Board of Directors of the Company with effect from the conclusion of the 2006 Annual General Meeting of Shareholders.

Item 7.01. Regulation FD Disclosure.

     The press release dated February 24, 2006 announcing the intended resignations of John D. Gillespie, Kamil M. Salame, and William L. Spiegel as directors of Montpelier Re Holdings Ltd. is attached as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.

          (d)  Exhibits.

               The following exhibit is furnished as part of this report:

               Exhibit No.       Description
               -----------       -----------
               99.1              Press Release of the Registrant, dated
                                 February 24, 2006.



                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Montpelier Re Holdings Ltd.
                                            ------------------------------------
                                                        (Registrant)

     February 24, 2006                      By:    /s/ Jonathan B. Kim
    -------------------                     ------------------------------------
           Date                             Name:  Jonathan B. Kim
                                            Title: General Counsel and Secretary


Index to Exhibits

Exhibit No.            Description
----------------------------------

99.1                   Press Release of the Registrant, dated February 24, 2006.